UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2025

Roman DBDR Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42435	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9858 Clint Moore Road, Suite 205
Boca Raton, FL 33496

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 618-2524

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	DRDBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DRDB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DRDBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on December 16, 2024, Roman DBDR Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”). Each Unit consisted of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company also granted the underwriters a 45-day option to purchase up to an additional 3,000,000 units (“Over-allotment Units”) at the initial public offering price to cover any over-allotments.

On January 23, 2025, the underwriters exercised the over-allotment option in full, and on January 27, 2025, purchased an additional 3,000,000 Over-allotment Units pursuant to the full exercise of the over-allotment option. The Over-allotment Units were sold at an offering price of $10.00 per share, generating gross proceeds to the Company of $30,000,000. In connection with the closing of the over-allotment option, the Company’s sponsor and B. Riley Securities, Inc., the representative of the IPO underwriters, purchased an additional 750,000 private placement warrants in the aggregate at a price of $1.00 per warrant, generating total gross proceeds of $750,000. Following the closing of the over-allotment option and the sale of additional private placement warrants, an aggregate amount of $30,150,000 was deposited into the Company’s trust account established in connection with the IPO.

On January 28, 2025, the Company issued a press release announcing the closing of the full exercise of the over-allotment option. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROMAN DBDR ACQUISITION CORP. II

	By:	/s/ John C. Small
		Name:	John C. Small
		Title:	Chief Financial Officer

Date: January 28, 2025